UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2023

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40699	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500 Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, Par Value $0.0001 Per Share	PMCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant.

On August 1, 2023, PharmaCyte Biotech, Inc. (the “Company”) was informed by Armanino LLP (“Armanino”), the Company’s current independent registered public accounting firm, that Armanino will resign as the Company’s independent auditor (see below explanation for resignation which is not related to any actions taken by the Company) effective as of the earlier of (a) the date the Company engages a new independent registered public accounting firm or (b) the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2024.

Armanino advised the Company that its decision to resign was due solely to Armanino’s decision to exit from the practice of providing financial statement audit services to all its public company engagements. Armanino is not required to and did not seek the Company’s consent to its decision to resign as the Company’s independent registered public accounting firm. As a result, neither the Company’s Board of Directors nor the Company’s Audit Committee participated in Armanino’s decision to resign.

Armanino’s audit report on the Company’s consolidated financial statements as of and for the years ended April 30, 2023 and April 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended April 30, 2023 and April 30, 2022, and through the date of Armanino’s notification of resignation, there were no (a) disagreements with Armanino on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Armanino’s satisfaction, would have caused Armanino to make reference to the subject matter thereof in connection with its reports for such periods; or (b) reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Armanino with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Armanino a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Armanino’s letter dated August 4, 2023 is attached as Exhibit 16.1 hereto.

In light of Armanino’s determination, Company has initiated a process to select and appoint a new accounting firm to serve as the Company’s independent registered public accountant commencing with the audit of the Company’s financial statements for the fiscal year ending April 30, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
16.1	Letter of Armanino LLP to the Securities and Exchange Commission dated August 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2023	PHARMACYTE BIOTECH, INC.

	By:	/s/ Joshua N. Silverman Joshua N. Silverman Interim Chief Executive Officer and Interim President